     Student Loan Finance Corporation
     Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

     Education Loans Incorporated - 1999-1 Indenture
     Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, 2001-1 and 2002-1 Report for the Month Ended December 31, 2002

I.   Noteholder Information
     ----------------------

A.   Identification of Notes
     -----------------------

     Series    Description                        Cusip #       Due Date
     ---------------------------------------------------------------------------
     1999-1A   Senior Auction Rate Notes ........ 280907AP1 ... December 1, 2035
     1999-1B   Senior Auction Rate Notes ........ 280907AQ9 ... December 1, 2035
     1999-1C   Subordinate Auction Rate Notes ... 280907AR7 ... December 1, 2035
     2000-1A   Senior Auction Rate Notes ........ 280907AS5 ... December 1, 2035
     2000-1B   Senior Auction Rate Notes ........ 280907AT3 ... December 1, 2035
     2000-1C   Subordinate Auction Rate Notes ... 280907AU0 ... December 1, 2035
     2001-1A   Senior Auction Rate Notes ........ 280907AV8 ... December 1, 2035
     2001-1B   Senior Auction Rate Notes ........ 280907AW6 ... December 1, 2035
     2001-1C   Subordinate Auction Rate Notes ... 280907AX4 ... December 1, 2035
     2002-1A   Senior Auction Rate Notes ........ 280907AY2 ... December 1, 2035
     2002-1B   Senior Auction Rate Notes ........ 280907AZ9 ... December 1, 2035
     2002-1C   Subordinate Auction Rate Notes ... 280907BA3 ... December 1, 2035

B.   Notification of Redemption Call of Notes
     ----------------------------------------

     Series 1999-1:
       None
     Series 2000-1:
       None
     Series 2001-1:
       None
     Series 2002-1:
       None

C.   Principal Outstanding - December, 2002
     --------------------------------------

                                   Principal      Principal      Principal          Principal
                                Outstanding,       Borrowed       Payments       Outstanding,
     Series                   Start of Month   During Month   During Month       End of Month
     -----------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A                $78,000,000.00       $0.00          $0.00         $78,000,000.00
       1999-1B                 39,000,000.00        0.00           0.00          39,000,000.00
       1999-1C                  9,300,000.00        0.00           0.00           9,300,000.00
                             -----------------------------------------------------------------
         Total                126,300,000.00        0.00           0.00         126,300,000.00
                             -----------------------------------------------------------------
     Series 2000-1:
       2000-1A                 54,100,000.00        0.00           0.00          54,100,000.00
       2000-1B                 54,100,000.00        0.00           0.00          54,100,000.00
       2000-1C                 22,000,000.00        0.00           0.00          22,000,000.00
                             -----------------------------------------------------------------
       Total                  130,200,000.00        0.00           0.00         130,200,000.00
                             -----------------------------------------------------------------
     Series 2001-1:
       2001-1A                 79,000,000.00        0.00           0.00          79,000,000.00
       2001-1B                 79,000,000.00        0.00           0.00          79,000,000.00
       2001-1C                 23,800,000.00        0.00           0.00          23,800,000.00
                             -----------------------------------------------------------------
       Total                  181,800,000.00        0.00           0.00         181,800,000.00
                             -----------------------------------------------------------------
     Series 2002-1:
       2002-1A                 82,700,000.00        0.00           0.00          82,700,000.00
       2002-1B                 82,700,000.00        0.00           0.00          82,700,000.00
       2002-1C                 24,500,000.00        0.00           0.00          24,500,000.00
                             -----------------------------------------------------------------
       Total                  189,900,000.00        0.00           0.00         189,900,000.00
                             -----------------------------------------------------------------
     Totals                  $628,200,000.00       $0.00          $0.00        $628,200,000.00
                             =================================================================

D.   Accrued Interest Outstanding - December, 2002
     ---------------------------------------------

                           Accrued Interest           Interest        Interest      Accrued Interest          Interest
                               Outstanding,            Accrued        Payments          Outstanding,        Rate As Of
     Series                  Start of Month       During Month    During Month          End of Month      End Of Month
     ------------------------------------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A                   $59,670.00        $100,490.00      $92,820.00            $67,340.00          1.48000%
       1999-1B                    32,175.00          51,545.00       50,050.00             33,670.00          1.48000%
       1999-1C                     7,207.50          12,250.17       11,211.67              8,246.00          1.52000%
                           --------------------------------------------------------------------------
       Total                      99,052.50         164,285.17      154,081.67            109,256.00
                           --------------------------------------------------------------------------
     Series 2000-1:
       2000-1A                    61,313.33          70,675.64       71,532.22             60,456.75          1.49000%
       2000-1B                    38,320.83          69,578.62       63,116.67             44,782.78          1.49000%
       2000-1C                    27,866.67          31,869.44       32,511.11             27,225.00          1.65000%
                           --------------------------------------------------------------------------
       Total                     127,500.83         172,123.70      167,160.00            132,464.53
                           --------------------------------------------------------------------------
     Series 2001-1:
       2001-1A                    32,916.67         102,612.22       92,166.67             43,362.22          1.52000%
       2001-1B                     6,495.56         102,919.44       87,690.00             21,725.00          1.65000%
       2001-1C                    10,908.33          33,558.00       30,543.33             13,923.00          1.62000%
                           --------------------------------------------------------------------------
       Total                      50,320.56         239,089.66      210,400.00             79,010.22
                           --------------------------------------------------------------------------
     Series 2002-1:
       2002-1A                    56,713.82         108,006.20       99,249.19             65,470.83          1.50000%
       2002-1B                    30,805.75         107,211.36       95,840.11             42,177.00          1.53000%
       2002-1C                     9,983.75          34,143.48       31,060.56             13,066.67          1.60000%
                           --------------------------------------------------------------------------
       Total                      97,503.32         249,361.04      226,149.86            120,714.50
                           --------------------------------------------------------------------------
     Totals                     $374,377.21        $824,859.57     $757,791.53           $441,445.25
                           ==========================================================================

E.   Net Loan Rates for Next Interest Period
     ---------------------------------------

                                Interest Period
        Series                    Starting Date           Net Loan Rate
        ----------------------------------------------------------------
        Series 1999-1:
          1999-1A                     05-Feb-03                   6.53%
          1999-1B                     05-Feb-03                   6.56%
          1999-1C                     05-Feb-03                   6.43%
        Series 2000-1:
          2000-1A                     30-Jan-03                   6.39%
          2000-1B                     06-Feb-03                   6.52%
          2000-1C                     30-Jan-03                   6.09%
        Series 2001-1:
          2001-1A                     13-Feb-03                   6.52%
          2001-1B                     20-Feb-03                   6.40%
          2001-1C                     13-Feb-03                   6.32%
        Series 2002-1:
          2002-1A                     07-Feb-03                   6.54%
          2002-1B                     14-Feb-03                   6.51%
          2002-1C                     14-Feb-03                   6.42%

F.   Noteholders' Carry-Over Amounts - December, 2002
     ------------------------------------------------

                                 Carry-Over                                                           Carry-Over
                                   Amounts,             Additions             Payments                  Amounts,
     Series                  Start of Month          During Month         During Month              End of Month
     ------------------------------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A                        $0.00                 $0.00                $0.00                     $0.00
       1999-1B                         0.00                  0.00                 0.00                      0.00
       1999-1C                         0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
       Total                           0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
     Series 2000-1:
       2000-1A                         0.00                  0.00                 0.00                      0.00
       2000-1B                         0.00                  0.00                 0.00                      0.00
       2000-1C                         0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
       Total                           0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
     Series 2001-1:
       2001-1A                         0.00                  0.00                 0.00                      0.00
       2001-1B                         0.00                  0.00                 0.00                      0.00
       2001-1C                         0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
       Total                           0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
     Series 2002-1:
       2002-1A                         0.00                  0.00                 0.00                      0.00
       2002-1B                         0.00                  0.00                 0.00                      0.00
       2002-1C                         0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
       Total                           0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
     Totals                           $0.00                 $0.00                $0.00                     $0.00
                             ====================================================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - December, 2002
     --------------------------------------------------------------------

                                    Accrued              Interest             Interest                   Accrued
                                  Interest,               Accrued             Payments                 Interest,
     Series                  Start of Month          During Month         During Month              End of Month
     ------------------------------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A                        $0.00                 $0.00                $0.00                     $0.00
       1999-1B                         0.00                  0.00                 0.00                      0.00
       1999-1C                         0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
       Total                           0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
     Series 2000-1:
       2000-1A                         0.00                  0.00                 0.00                      0.00
       2000-1B                         0.00                  0.00                 0.00                      0.00
       2000-1C                         0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
       Total                           0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
     Series 2001-1:
       2001-1A                         0.00                  0.00                 0.00                      0.00
       2001-1B                         0.00                  0.00                 0.00                      0.00
       2001-1C                         0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
       Total                           0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
     Series 2002-1:
       2002-1A                         0.00                  0.00                 0.00                      0.00
       2002-1B                         0.00                  0.00                 0.00                      0.00
       2002-1C                         0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
       Total                           0.00                  0.00                 0.00                      0.00
                             ------------------------------------------------------------------------------------
     Totals                           $0.00                 $0.00                $0.00                     $0.00
                             ====================================================================================

II.  Fund Information

A.   Reserve Funds - December, 2002
     ------------------------------
                                                                         Amount
                                                                 ---------------
     Balance, Start of Month ...................................  $9,423,000.00
     Additions During Month (From Issuance of Notes) ...........           0.00
     Less Withdrawals During Month .............................           0.00
                                                                 ---------------
     Balance, End of Month .....................................  $9,423,000.00
                                                                 ===============

B.   Capitalized Interest Accounts - December, 2002
     ----------------------------------------------
                                                                         Amount
                                                                 ---------------
     Balance, Start of Month ...................................          $0.00
     Additions During Month (From Issuance of Notes) ...........           0.00
     Less Withdrawals During Month .............................           0.00
                                                                 ---------------
     Balance, End of Month .....................................          $0.00
                                                                 ===============

C.   Acquisition Accounts - December, 2002
     -------------------------------------
                                                                         Amount
                                                                 ---------------
     Balance, Start of Month ...................................  $3,237,228.07
     Additions During Month:
     Acquisition Funds from Note Issuance ......................           0.00
       Recycling from Surplus Funds ............................  16,000,000.00
     Less Withdrawals for Initial Purchase of Eligible Loans:
       Principal Acquired ......................................           0.00
       Accrued Income ..........................................           0.00
       Premiums and Related Acquisition Costs ..................           0.00
     Less Withdrawals for Eligible Loans:
       Total Principal Acquired ...............  (6,797,766.70)
       Origination Fees Charged ...............       2,066.16
       Premiums and Related Acquisition Costs .     (47,864.99)
                                                ---------------
       Net Costs of Loans Acquired .............................  (6,843,565.53)
                                                                 ---------------
     Balance, End of Month ..................................... $12,393,662.54
                                                                 ===============

D.   Alternative Loan Guarantee Accounts - December, 2002
     ----------------------------------------------------
                                                                         Amount
                                                                 ---------------
     Balance, Start of Month ...................................  $3,460,193.65
     Additions During Month (Initial Purchase of Student Loans)            0.00
     Guarantee Fees Received (Refunded) During Month ...........           0.00
     Interest Received During Month ............................       3,792.89
     Other Additions During Month ..............................     140,776.56
     Less Withdrawals During Month for Default Payments ........    (249,355.59)
                                                                 ---------------
     Balance, End of Month .....................................  $3,355,407.51
                                                                 ===============

III. Student Loan Information
     ------------------------

A.   Student Loan Principal Outstanding - December, 2002
     ---------------------------------------------------
                                                                         Amount
                                                                ----------------
     Balance, Start of Month .................................. $582,761,648.48
     Initial Purchase of Eligible Loans .......................            0.00
     Loans Purchased / Originated .............................    6,797,766.70
     Capitalized Interest .....................................      860,067.81
     Less Principal Payments Received .........................  (13,600,124.52)
     Less Defaulted Alternative Loans Transferred .............     (240,004.68)
     Other Increases (Decreases) ..............................      (21,415.09)
                                                                ----------------
     Balance, End of Month .................................... $576,557,938.70
                                                                ================

B.   Composition of Student Loan Portfolio as of December 31, 2002
     -------------------------------------------------------------
                                                                         Amount
                                                                ----------------
     Aggregate Outstanding Principal Balance .................. $576,557,938.70
     Number of Borrowers ......................................          81,403
     Average Outstanding Principal Balance Per Borrower .......          $7,083
     Number of Loans (Promissory Notes) .......................         173,861
     Average Outstanding Principal Balance Per Loan ...........          $3,316
     Weighted Average Interest Rate ...........................           4.58%

C.   Distribution of Student Loan Portfolio by Loan Type as of December 31, 2002
     ---------------------------------------------------------------------------
                                          Outstanding
                                            Principal
     Loan Type                                Balance                   Percent
     ---------------------------------------------------------------------------
     Stafford - Subsidized .......... $187,535,225.92                     32.5%
     Stafford - Unsubsidized ........  132,752,190.08                     23.0%
     Stafford - Nonsubsidized .......       10,344.13                      0.0%
     PLUS ...........................   38,277,262.16                      6.6%
     SLS ............................       60,956.38                      0.0%
     Consolidation ..................   76,077,312.62                     13.2%
     Alternative ....................  141,844,647.41                     24.6%
                                      ------------------------------------------
     Total .......................... $576,557,938.70                    100.0%
                                      ==========================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of December 31,
     --------------------------------------------------------------------------
     2002
     ----
                                          Outstanding
                                            Principal
     Interest Rate                            Balance                   Percent
     ---------------------------------------------------------------------------
     Less Than 3.00% ................           $0.00                      0.0%
     3.00% to 3.49% ................. $150,410,570.78                     26.1%
     3.50% to 3.99% .................   $1,569,218.88                      0.3%
     4.00% to 4.49% ................. $193,288,591.04                     33.5%
     4.50% to 4.99% .................  $81,499,984.78                     14.1%
     5.00% to 5.49% .................  $45,478,639.30                      7.9%
     5.50% to 5.99% .................  $41,798,527.92                      7.2%
     6.00% to 6.49% .................  $13,196,746.27                      2.3%
     6.50% to 6.99% .................  $22,079,444.48                      3.8%
     7.00% to 7.49% .................   $3,098,570.41                      0.5%
     7.50% to 7.99% .................   $9,138,094.31                      1.6%
     8.00% to 8.49% .................   $9,152,825.14                      1.6%
     8.50% or Greater ...............   $5,846,725.39                      1.0%
                                      ------------------------------------------
     Total .......................... $576,557,938.70                    100.0%
                                      ==========================================

E.   Distribution of Student Loan Portfolio by Borrower Payment Status as of
     -----------------------------------------------------------------------
     December 31, 2002
     -----------------
                                          Outstanding
                                            Principal
     Borrower Payment Status                  Balance                   Percent
     ---------------------------------------------------------------------------
     School ......................... $149,534,096.44                     25.9%
     Grace ..........................   14,507,275.64                      2.5%
     Repayment ......................  320,861,470.78                     55.7%
     Deferment ......................   74,089,407.96                     12.9%
     Forbearance ....................   17,565,687.88                      3.0%
                                      ------------------------------------------
     Total .......................... $576,557,938.70                    100.0%
                                      ==========================================

F.   Distribution of Student Loan Port
     ------------------------------------------------------------------
     December 31, 2002
     -----------------
                                                               Percent by
                                                          Outstanding Balance
                                                      -------------------------
                                         Outstanding     Excluding
                                           Principal  School/Grace All Loans in
     Delinquency Status                      Balance  Status Loans    Portfolio
     --------------------------------------------------------------------------
     31 to 60 Days ..................  $15,553,642.27         3.8%         2.7%
     61 to 90 Days ..................    9,411,942.30         2.3%         1.6%
     91 to 120 Days .................    5,342,850.64         1.3%         0.9%
     121 to 180 Days ................    7,859,598.68         1.9%         1.4%
     181 to 270 Days ................    5,639,499.93         1.4%         1.0%
     Over 270 Days ..................    1,512,305.97         0.4%         0.3%
     Claims Filed, Not Yet Paid .....    1,478,682.87         0.4%         0.3%
                                      -----------------------------------------
     Total ..........................  $46,798,522.66        11.3%         8.1%
                                      =========================================

G.   Distribution of Student Loan Portfolio by Guarantee Status as of
     ----------------------------------------------------------------
     December 31, 2002
     -----------------
                                          Outstanding
                                            Principal
     Guarantee Status                         Balance                   Percent
     ---------------------------------------------------------------------------
     FFELP Loan Guaranteed 100% .....     $922,259.52                      0.2%
     FFELP Loan Guaranteed 98% ......  433,791,031.77                     75.2%
     Alternative Loans Non-Guaranteed  141,844,647.41                     24.6%
                                      ------------------------------------------
     Total .......................... $576,557,938.70                    100.0%
                                      ==========================================

H.   Distribution of Student Loan Portfolio by Guarantee Agency as of
     ----------------------------------------------------------------
     December 31, 2002
     -----------------
                                                    Outstanding
                                                      Principal
     Guarantee Agency                                   Balance         Percent
     ---------------------------------------------------------------------------
     Education Assistance Corporation ......... $309,548,638.83           53.7%
     Great Lakes Higher Education Corporation .   83,081,096.64           14.4%
     California Student Aid Commission ........   13,094,937.96            2.3%
     Student Loans of North Dakota ............    8,853,222.24            1.5%
     Texas GSLC ...............................    3,824,643.63            0.7%
     Pennsylvania Higher Education Assistance
      Agency ..................................    5,084,724.82            0.9%
     United Student Aid Funds, Inc ............   10,414,152.78            1.8%
     Other Guarantee Agencies .................      811,874.39            0.1%
     Alternative Loans Non-Guaranteed .........  141,844,647.41           24.6%
                                                --------------------------------
     Total .................................... $576,557,938.70          100.0%
                                                ================================

I.   Fees and Expenses Accrued For / Through  December, 2002
     -------------------------------------------------------
                                                                     For The 12
                                                                   Months Ended
                                      December, 2002              Dec. 31, 2002
                                      ------------------------------------------
     Servicing Fees .................    $504,488.20              $4,805,728.04
     Treas Mgmt / Lockbox Fees ......      13,781.87                  94,229.54
     Indenture Trustee Fees .........      13,229.87                 121,443.60
     Broker / Dealer Fees ...........     135,237.49               1,204,663.74
     Auction Agent Fees .............      10,819.01                  99,849.64
     Other Permitted Expenses .......           0.00                       0.00
                                      ------------------------------------------
     Total ..........................    $677,556.44              $6,325,914.56
                                      ==========================================

J.   Ratio of Assets to Liabilities as of December 31, 2002
     ------------------------------------------------------
                                                                         Amount
                                                                ----------------
     Total Indenture Assets ................................... $638,792,889.52
     Total Indenture Liabilities ..............................  629,264,138.35
                                                                ----------------
     Ratio ....................................................         101.51%
                                                                ================

K.   Senior and Subordinate Percentages as of December 31, 2002
     ----------------------------------------------------------
                                                                        Amount
                                                               ----------------
     Aggregate Values ........................................  $639,107,248.74
                                                                ================
     Senior Notes Outstanding Plus Accrued Interest ..........   548,978,984.61
                                                                ================
     All Notes Outstanding Plus Accrued Interest .............   628,641,445.27
                                                                ================
     Dividend Prerequisites:
       Senior Percentage (Requirement = 112%) ................          116.42%
                                                                ================
       Subordinate Percentage (Requirement = 102%) ...........          101.66%
                                                                ================
       Available for Dividend - Excess (Shortage)
        Over Dividend Prerequisites ..........................   ($2,107,025.44)
                                                                ================